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                                                                    EXHIBIT 4(b)

                       MAXIMUM ANNIVERSARY VALUE OPTIONAL
                            DEATH BENEFIT ENDORSEMENT

Notwithstanding any provision in the Contract to the contrary, this Endorsement becomes a part of the Contract to which it is attached. Should any provision in this Endorsement conflict with the Contract, the provisions of this Endorsement will prevail.

This Endorsement modifies the "AMOUNT OF DEATH BENEFIT" provision under the section titled "DEATH OF OWNER BEFORE THE ANNUITY DATE" in the Contract.

If on the Contract Date the Maximum Anniversary Value Death Benefit was elected, the following provisions apply:

Maximum Anniversary Value Optional Death Benefit Charge
On an annual basis, this charge equals [0.20%] of Your average daily ending value of the assets attributable to the Accumulation Units of the Subaccount(s) or Variable Portfolio(s) to which the Contract is allocated. We deduct this charge daily. This charge is in addition to other charges in Your Contract.

Maximum Anniversary Value Death Benefit
If the Owner was age [80 or younger] on the Contract Date, and death occurs prior to age [90] upon Our receipt of all Required Documentation at Our Annuity Service Center, We will calculate the Death Benefit and it will be the greatest of:

        (1) [100% of] Contract Value for the NYSE business day during which We receive all Required Documentation at Our Annuity Service Center; or

        (2) [100% of] Net Purchase Payment(s) received prior to the earlier of the Owner's [86th] birthday or date of death; or

        (3) [100% of] the Maximum Anniversary Value that occurs prior to the Owner's [81st] birthday. The Maximum Anniversary Value is equal to the greatest anniversary value attained from the following:

                As of the date of receipt at our Annuity Service Center of all Required Documentation, anniversary value is equal to the Contract Value on a Contract anniversary; and a Death Benefit Adjustment for Purchase Payment(s) transacted since that Contract anniversary but prior to the Owner's [86th] birthday and/or Withdrawals transacted since that Contract anniversary.

If the Owner was at least age [81 but younger than age 86] on the Contract Date, and death occurs prior to age [90], upon Our receipt of all Required Documentation at Our Annuity Service Center, We will calculate the Death Benefit and it will be the greater of:

        (1) [100% of] Contract Value for the NYSE business day during which We receive all Required Documentation at Our Annuity Service Center; or
        (2)     The lesser of:
                        a) [100% of] Net Purchase Payment(s) received prior to the Owner's [86th] birthday; or

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                        b)      [125% of] Contract Value for the NYSE business
                                day during which We receive all Required
                                Documentation at Our Annuity Service Center.

If the Owner was at age [90] or older at the time of death, the Death Benefit will be [100% of] Contract Value for the NYSE business day during which We receive all Required Documentation at Our Annuity Service Center.

Spousal Beneficiary Continuation
If the Spousal Beneficiary continues the Contract on the Continuation Date the death benefit payable upon the death of the Spousal Beneficiary will be as follows:

    If the Spousal Beneficiary was age [80 or younger] on the Continuation Date and their death occurs prior to [age 90], upon Our receipt of all Required Documentation at Our Annuity Service Center, We will calculate the Death Benefit and it will be the greatest of:

        (1) [100% of] Contract Value for the NYSE business day during which We receive all Required Documentation at Our Annuity Service Center; or

        (2) [100% of] Contract Value on the Continuation Date, and a Death Benefit Adjustment for Purchase Payment(s) transacted after the Continuation Date but prior to the Spousal Beneficiary's [86th] birthday and/or Withdrawals transacted after the Continuation Date; or

        (3) [100% of] the Maximum Anniversary Value after the Continuation Date and preceding the date of death that occurs prior to the Spousal Beneficiary's [81st] birthday. The Maximum Anniversary Value is equal to the greatest anniversary value attained from the following:

                As of the date of receipt at our Annuity Service Center of all Required Documentation, anniversary value is equal to the Contract Value on a Contract anniversary and a Death Benefit Adjustment for Purchase Payment(s) transacted after that Contract anniversary but prior to the Spousal Beneficiary's [86th] birthday and/or Withdrawals transacted since that Contract anniversary.

    If the Spousal Beneficiary was age [81 but younger than age 86] on the Continuation Date and their death occurs prior to age [90], the Death Benefit will be the greater of:

        (1) [100% of] Contract Value for the NYSE business day during which We receive all Required Documentation at Our Annuity Service Center; or

        (2) [100% of] Contract Value on the Continuation Date, and a Death Benefit Adjustment for Purchase Payment(s) transacted after the Continuation Date but prior to the Spousal Beneficiary's [86th] birthday and/or Withdrawals transacted after the Continuation Date.

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    If the Spousal Beneficiary was age [86 or older] on the Continuation
    Date and/or their death occurs at age [90 or older], the Death Benefit will be the Contract Value for the NYSE business day during which We receive all Required Documentation at Our Annuity Service Center. The Optional Maximum Anniversary Value Optional Death Benefit Charge will no longer be deducted if the Spousal Beneficiary is age [86 or older] on the Continuation Date.

Signed for the Company to be effective on the Contract Date.

FIRST SUNAMERICA LIFE INSURANCE COMPANY

                                                  /s/ JAY S. WINTROB
                                            --------------------------------
                                                    Jay S. Wintrob
                                                      President

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                            MAXIMUM ANNIVERSARY VALUE
                            DEATH BENEFIT ENDORSEMENT

Notwithstanding any provision in the Contract to the contrary, this Endorsement becomes a part of the Contract to which it is attached. Should any provision in this Endorsement conflict with the Contract, the provisions of this Endorsement will prevail.

This Endorsement replaces the "AMOUNT OF DEATH BENEFIT" provision under the section titled "DEATH OF OWNER BEFORE THE ANNUITY DATE" in the Contract.

If on the Contract Date the Maximum Anniversary Value Death Benefit is available, the following provisions apply:

Maximum Anniversary Value Death Benefit
If the Owner was age [80 or younger] on the Contract Date, and death occurs prior to age [90] upon Our receipt of all Required Documentation at Our Annuity Service Center, We will calculate the Death Benefit and it will be the greatest of:

        (1) [100% of] Contract Value for the NYSE business day during which We receive all Required Documentation at Our Annuity Service Center; or

        (2) [100% of] Net Purchase Payment(s) received prior to the earlier of the Owner's [86th] birthday or date of death; or

        (3) [100% of] the Maximum Anniversary Value that occurs prior to the Owner's [81st] birthday. The Maximum Anniversary Value is equal to the greatest anniversary value attained from the following:

                As of the date of receipt at our Annuity Service Center of all Required Documentation, anniversary value is equal to the Contract Value on a Contract anniversary; and a Death Benefit Adjustment for Purchase Payment(s) transacted since that Contract anniversary but prior to the Owner's [86th] birthday and/or Withdrawals transacted since that Contract anniversary.

If the Owner was at least age [81 but younger than age 86] on the Contract Date, and death occurs prior to age [90], upon Our receipt of all Required Documentation at Our Annuity Service Center, We will calculate the Death Benefit and it will be the greater of:

        (1) [100% of] Contract Value for the NYSE business day during which We receive all Required Documentation at Our Annuity Service Center; or
        (2)     The lesser of:
                        a) [100% of] Net Purchase Payment(s) received prior to the Owner's [86th] birthday; or
                        b) [125% of] Contract Value for the NYSE business day during which We receive all Required Documentation at Our Annuity Service Center.

If the Owner was at age [90] or older at the time of death, the Death Benefit will be [100% of] Contract Value for the NYSE business day during which We receive all Required Documentation at Our Annuity Service Center.

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Spousal Beneficiary Continuation
If the Spousal Beneficiary continues the Contract on the Continuation Date the death benefit payable upon the death of the Spousal Beneficiary will be as follows:

    If the Spousal Beneficiary was age [80 or younger] on the Continuation Date and their death occurs prior to [age 90], upon Our receipt of all Required Documentation at Our Annuity Service Center, We will calculate the Death Benefit and it will be the greatest of:

        (1) [100% of] Contract Value for the NYSE business day during which We receive all Required Documentation at Our Annuity Service Center; or

        (2) [100% of] Contract Value on the Continuation Date, and a Death Benefit Adjustment for Purchase Payment(s) transacted after the Continuation Date but prior to the Spousal Beneficiary's [86th] birthday and/or Withdrawals transacted after the Continuation Date; or

        (3) [100% of] the Maximum Anniversary Value after the Continuation Date and preceding the date of death that occurs prior to the Spousal Beneficiary's [81st] birthday. The Maximum Anniversary Value is equal to the greatest anniversary value attained from the following:

                As of the date of receipt at our Annuity Service Center of all Required Documentation, anniversary value is equal to the Contract Value on a Contract anniversary and a Death Benefit Adjustment for Purchase Payment(s) transacted after that Contract anniversary but prior to the Spousal Beneficiary's [86th] birthday and/or Withdrawals transacted since that Contract anniversary.

    If the Spousal Beneficiary was age [81 but younger than age 86] on the Continuation Date and their death occurs prior to age [90], the Death Benefit will be the greater of:

        (1) [100% of] Contract Value for the NYSE business day during which We receive all Required Documentation at Our Annuity Service Center; or

        (2) [100% of] Contract Value on the Continuation Date, and a Death Benefit Adjustment for Purchase Payment(s) transacted after the Continuation Date but prior to the Spousal Beneficiary's [86th] birthday and/or Withdrawals transacted after the Continuation Date.

    If the Spousal Beneficiary was age [86 or older] on the Continuation Date and/or their death occurs at age [90 or older], the Death Benefit will be the Contract Value for the NYSE business day during which We receive all Required Documentation at Our Annuity Service Center.

Signed for the Company to be effective on the Contract Date.

FIRST SUNAMERICA LIFE INSURANCE COMPANY

      /s/ JAY S. WINTROB
--------------------------------
        Jay S. Wintrob
          President

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